UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23219

USQ Core Real Estate Fund
(Exact name of registrant as specified in charter)

235 Whitehorse Lane, Suite 200
Kennett Square, PA 19348
(Address of principal executive offices) (Zip code)

Union Square Capital Partners, LLC

235 Whitehorse Lane, Suite 200

Kennett Square, PA 19348
(Name and address of agent for service)

(484) 731-3101

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

(a)

USQ Core Real Estate Fund

Annual Report

March 31, 2025

Must be preceded or accompanied by a prospectus.

The USQ Core Real Estate Fund is distributed by Quasar Distributors, LLC.

USQ Core Real Estate Fund	TABLE OF CONTENTS

Letter to Shareholders	1
Schedule of Investments	7
Statement of Assets & Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	25
Additional Information	26
Trustees & Officers	27
Privacy Policy	29

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2025 (Unaudited)

Dear Shareholder,

We are pleased to present this annual report for the USQ Core Real Estate Fund (the “Fund”) for the fiscal year ending March 31, 2025 (the “Reporting Period”). The report includes a discussion of Fund performance, a schedule of the Fund’s investments, and its audited financial statements.

In managing the Fund, Union Square Capital Partners seeks to provide shareholders with current income and capital appreciation with moderate volatility and low correlation to the broader markets. We believe the Fund has continued to deliver in each of these four ways since inception. Although the last three years have been a challenging time for commercial real estate, and has lowered the Fund’s annualized return since inception to +2.37%, we believe the 3rd quarter of 2024 was the inflection point for this cycle as the asset class turned positive. The table below reflects the Fund’s return, volatility, correlation, and drawdown since its inception relative to the broad-based equity and fixed income markets as well as broad-based publicly traded REITs. As shown, the Fund has delivered non-correlated daily returns with much lower volatility than all three major asset classes, and a significantly smaller drawdown both public equity markets (both broad-based equities and U.S. REITs).

9/28/2017 - 3/31/2025	Annualized Return	Annualized Std. Deviation	Correlation to S&P 500 Index	Maximum Drawdown
USQ Core Real Estate Fund Class I	+2.37%	1.47%	+0.04	-21.22%	9/13/2024
Bloomberg U.S. Aggregate Bond Index	+1.33%	6.22%	+0.02	-18.41%	10/24/2022
S&P 500 Index	+13.23%	23.24%	+1.00	-33.79%	3/23/2020
MSCI U.S. REIT Index	+5.85%	27.17%	+0.74	-44.03%	3/23/2020

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call 1-833-877-3863 or visit the Fund’s website at www.usq.com.

In early September 2024 USQ acquired the net assets of a similar interval fund pursuant to a reorganization event more fully described in the notes to financial statements. The acquired fund had a similar investment strategy with ~$100 million net assets primarily invested in the same investments held by USQ. It is expected the larger asset base should allow the Fund to participate in broader distribution arrangements and reduce the Fund’s expense ratio for shareholders.

The Fund’s private real estate allocation continues to be invested primarily in private real estate funds that are constituents of the NCREIF Fund Index – Open-end Diversified Core Equity (the “NFI-ODCE”). The NFI-ODCE is considered a premier institutional “core” real estate index in the industry. The Fund also has an allocation (~15%) to other core private funds to further enhance diversification and liquidity. These other institutional funds also adhere to the reporting standards of the NFI-ODCE.

Market Review

Heading into the Reporting Period, investors were focused on when the Federal Reserve would begin to lower interest rates. Inflation had cooled and there were signs of weakening in the labor markets as well. Nevertheless, the Federal Reserve seemed reluctant to lower rates as the pace of inflation declines had slowed during the first quarter of 2024. While the Federal Reserve ultimately waited longer than anticipated, they did begin to lower rates with a 50-basis point cut in September. The Fed continued to cut rates throughout the rest of 2024 ultimately bringing the Fed Funds rate down by 1.00%. However, as inflation has been stickier than the Fed had hoped, they felt it prudent to hold rates steady until they see a further decline in inflation and are not forecasting another rate cut until the second half of 2025. Furthermore, since the announcement of tariffs as a key element of U.S. trade policy, the Federal Reserve has reiterated their belief that a wait and see approach is necessary to make sure that inflation does not become entrenched.

Annual Report | March 31, 2025	1

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2025 (Unaudited)

Even with the uncertainty that has come into the market in the first quarter of 2025, institutional core real estate fundamentals continued to be resilient as the Fund experienced a relatively small positive return (+0.43%) over the last six months of the Reporting Period. More importantly, the NFI-ODCE returns were slightly positive in the 3rd quarter of 2024 and have continued to be positive each subsequent quarter. We believe this was the inflection point for the asset class coming after seven quarters of negative returns. Historically speaking, the asset class has declined just three times in history, with this last decline being the second longest and second deepest on record. After returns turned positive in the past drawdowns, they tended to stay positive for many years. We believe that investors in commercial real estate could potentially experience a long period of positive returns.

We continue to believe that the Fund provides exposure to the highest quality core commercial real estate in the U.S. The Fund continues to deliver low volatility and correlation to broader markets, and a stable quarterly distribution. The Fund has provided a ballast to our investors’ portfolios especially during downturns in the equity markets. For instance, the S&P 500 Index experienced negative returns in 8 of the 30 calendar quarters since the Fund’s inception (7.5 years). Three of these negative quarterly returns were double-digit outliers: -13.5% Q4 2018, -19.6% Q1 2020, and -16.1% Q2 2022. The Fund provided a positive return in all but one of those 8 negative return quarters: Q3 2023 when each returned only -3.3%. For context, the Fund had 9 negative quarterly returns since inception, the worst being -5.2% in Q4 2022.

In this more volatile uncertain environment, we would also like to highlight that the NFI-ODCE managers utilize very low leverage (~26%) and the majority of their outstanding debt does not mature until after 2026. We believe that if investors are going to own commercial real estate, this is the type of real estate they should want to own.

Manager Discussion of Fund Performance

Below is the Fund’s current sector allocations and geographic weightings. The biggest change during the Reporting Period has been a 4.0% decline in the office sector weighting. Although office was the worst performing sector, most of the decline in its weighting was simply a result of the much lower office exposure provided by the new investments added to the Fund. The new investments from the reorganization similarly provided for increased weightings to the Industrial and Other sectors, which have been the strongest performing sectors in addition to Retail. We believe the Fund is well diversified and favorably positioned to be a beneficiary of existing trends in commercial real estate and the broader economic environment.

    Portfolio sector and geographic weightings are with respect to the portion of the Fund invested in private funds as of
    4/1/25 and are subject to change. Diversification does not ensure profit or prevent losses.

The industrial and retail property types were the strongest performers over the Reporting Period. Industrial properties (unlevered) experienced a slight decline of approximately -0.21% during the Reporting Period while retail properties (unlevered) increased by approximately +0.87%. Multi-family (unlevered) returns were also negative declining by approximately -0.73%. Office continued to decline (unlevered) and experienced negative returns of approximately -8.51%. Not surprisingly, the underlying funds that were overweighted to the industrial and retail property types were the strongest performers for the Reporting Period.

Annual Report | March 31, 2025	2

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2025 (Unaudited)

For the year ended March 31, 2025 the Fund’s Class I and Class L shares delivered a total return of -0.64% and -0.53%, respectively. During the same period, broad-based equity markets delivered a positive return of +8.25% (S&P 500 Index), while fixed income posted a return of +4.88% (Bloomberg U.S. Aggregate Bond Index). This continued lack of correlation to the publicly traded markets serves as a reminder why we believe private real estate to be an important beneficial diversifier for multi-class portfolios over complete market cycles.

The Fund’s distribution policy is to make quarterly distributions to shareholders. During the year ended March 31, 2025, the Fund’s Class I and Class L made distributions to shareholders totaling $0.901 per share and $0.865, respectively, of which we expect substantially all will be treated as a return of capital for tax purposes given the Fund’s investments in real estate which are generally exempt from corporate taxes and have favorable tax treatment on distributions. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates. See additional disclosures below.

Growth of Assumed $10,000 Investment

The Fund’s performance compared to its benchmarks for the periods ended March 31, 2025.

	1 Year	3 Year	5 Year	Since Inception 9/27/2017
USQ Core Real Estate Class I (USQIX)	-0.64%	-5.96%	0.98%	2.37%
USQ Core Real Estate Class L (USQSX)	-0.53%	-5.86%	1.06%	2.42%
USQ Core Real Estate Class L (USQSX) – with Load[1]	-4.77%	-7.21%	0.18%	1.83%
S&P 500 Index	8.25%	9.06%	18.59%	13.23%
Bloomberg U.S. Aggregate Bond Index	4.88%	0.52%	-0.40%	1.33%
MSCI U.S. REIT Index	10.26%	-0.55%	11.32%	5.85%
NFI-ODCE	1.17%	-5.07%	2.01%	3.24%

1    The maximum sales charge for the Class L-Shares is 4.25%. Investors may be eligible for a reduction in sales charges.

The performance quoted represents past performance. Past performance does not guarantee future results. The current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 1-833-877-3863 or visit the Fund’s website at www.usq.com.

Annual Report | March 31, 2025	3

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2025 (Unaudited)

Fund returns reflect actual fee waivers for the time periods represented. Had fees and expenses not been waived, returns would have been lower. See the prospectus for more information on current fees and expenses. All investing involves risk, including the possible loss of principal. Performance for periods less than one year is not annualized. Since Inception performance of the NFI-ODCE is as of 10/2/2017, due to quarterly calculation of the index. Class I gross expenses are 1.64% and net expenses are 1.42%. Class L gross expenses are 1.92% and net expenses are 1.70%. Net fees are based on a contractual fee waiver and reimbursement agreement that will continue indefinitely until terminated by mutual agreement of the Adviser and the Fund, including consent of the Fund’s Board.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance includes reinvestment of distributions and reflects management fees and other expenses. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-833-877-3863. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management, or other costs. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser.

Outlook

While the environment has been challenging for commercial real estate over the past three years, we believe the 3rd quarter of 2024 was an inflection point. The Fund experienced negative returns over the Reporting Period of just -0.64% and we anticipate that 2025 will be a positive year for the Fund. Private real estate has consistently proven its ability to be a non-correlated asset and a true diversifier. As a reminder, for the calendar year 2022, private real estate was one of the few asset classes that delivered positive returns. In the current backdrop, with equity markets reaching all-time highs, commercial real estate presents an attractive entry point and should be considered in a well-balanced portfolio.

Thomas Miller, CFA CEO and Chief Investment Officer	Michael Achterberg, CAIA Senior Portfolio Manager

This letter represents the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Annual Report | March 31, 2025	4

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2025 (Unaudited)

Definitions

Correlation is a statistic that measures the extent to which two asset classes (or securities) move in relation to each other. Two asset classes that have a high correlation move in the same direction as markets rise and fall. Two asset classes with negative or inverse correlation move in opposite directions as markets rise and fall. The closer the correlation statistic between two asset classes is to zero, the more independently the asset classes move with respect to each other.

Leverage refers to the total amount of debt financing on a property relative to its current market value.

Max Drawdown is the maximum observed loss from a peak to a trough of a portfolio, before a new peak is attained. Maximum drawdown is an indicator of downside risk over a specified time period.

Standard Deviation measures volatility by calculating the daily dispersion of returns from the mean.

Indexes

Bloomberg U.S. Aggregate Bond Index The Bloomberg U.S. Aggregate Bond Index is an unmanaged market value-weighted index for U.S. dollar denominated investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

MSCI US REIT Index is a free float-adjusted market capitalization index that is comprised of equity REITs. With 114 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs.

NFI-ODCE The NCREIF Fund Index — Open-end Diversified Core Equity (NFI-ODCE) consists of private real estate equity funds that meet certain criteria with respect to such things as leverage (less than 35%), operations (at least 75% invested in properties that are 75% or more leased), sector and geographic diversification, and investment in core real estate (at least 75% in office, industrial, residential, and retail properties).

S&P 500 Index S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

One cannot invest directly in an index.

Risk Disclosures

Investing in the Fund’s shares involves substantial risks, including the risks set forth in the “Risk Factors” section of this prospectus, which include, but are not limited to the following:

●

Investing in real estate entails special risks, including (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally.

●	The Fund is not intended to be a complete investment program, but instead as a way to help investors diversify into real estate. Diversification does not ensure a profit or guarantee against a loss.

Annual Report | March 31, 2025	5

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2025 (Unaudited)

●

There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly Repurchase Offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly Repurchase Offer.

Other Important Disclosures

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Distribution rates are not performance and there is no assurance that the Fund will continue to declare distributions or that they will continue at these rates.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund in which the Fund invests and will not have the ability to exercise any rights attributable to an investor in any such underlying fund.

Before investing in the Fund, you should carefully consider the Fund’s investment objectives, risks, fees, and expenses. For a copy of a prospectus which contains this and other information, please visit our website at www.usq.com or call 1-833-877-3863. Please read the Fund’s prospectus carefully before investing.

The USQ Core Real Estate Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity.

The USQ Core Real Estate Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Union Square Capital Partners, LLC or its affiliates.

Annual Report | March 31, 2025	6

USQ Core Real Estate Fund	Schedule of Investments
March 31, 2025

Description	Shares	Fair Value
REAL ESTATE INVESTMENTS — 106.1%
Private Equity Real Estate Funds — 106.1%(a)
AEW Core Property (U.S.), LP (b)(c)	9,965	$10,243,715
ARA Core Property Fund, LP (b)(c)	68	8,150,301
ASB Allegiance Real Estate Fund, LP (b)(c)	4,169	5,280,848
Bailard Real Estate Investment Trust, Inc. (b)(c)	229,023	7,060,782
Barings Core Property Fund LP (b)(c)	62,739	7,100,700
BGO Daily Value Fund – Class F (b)(c)	251,712	3,098,544
BGO Diversified US Property Fund LP (b)(c)	2,853	6,843,474
BlackRock US Core Property Fund, LP (b)(c)(d)	—	10,876,226
CBRE U.S. Core Partners, LP (b)(c)	12,743,464	20,868,116
CIM UII Onshore, LP (b)(c)	6,092	7,425,676
Clarion Lion Properties Fund, LP (b)(c)	11,693	17,326,796
GWL US Property Fund LP (b)(c)(d)	—	11,294,054
Invesco Core Real Estate - U.S.A., LP (b)(c)	24	4,172,376
Invesco U.S. Income Fund, LP (b)(c)	1,906	2,873,129
Lion Industrial Trust (b)(c)	1,686	6,053,907
Madison Core Property Fund LP (b)(c)	5,960	13,394,237
MetLife Core Property Fund, LP (b)(c)	1,178	1,669,606
PGIM Retirement Real Estate Fund II LP (b)	722,538	1,227,988
Prime Property Fund, LLC (b)(c)	510	9,866,450
Principal Enhanced Property Fund, LP (b)(c)	111,867	1,428,387
PRISA LP (b)(c)	4,996	10,170,294
Prologis Targeted U.S. Logistics Fund, LP (b)(c)	1,895	5,306,031
RREEF America II LP (b)(c)	58,683	7,388,218
RREEF Core Plus Industrial Fund LP (b)(c)	22,124	4,930,321
Sentinel Real Estate Fund, LP (b)(c)	45	4,669,453
Smart Markets Fund, LP (b)(c)	6,387	10,800,245
Strategic Property Fund (b)(c)	727,977	8,081,516
TA Realty Core Property Fund, LP (b)(c)	10,137	13,000,050
Trumbull Property Fund LP (b)(c)	626	5,463,614
U.S. Real Estate Investment Fund, LLC (b)(c)	3,372	3,903,793
U.S. Real Property Income Fund, LP (d)(e)	—	585,495
US Government Building Fund (b)(c)(d)	—	5,331,055
TOTAL REAL ESTATE INVESTMENTS (Cost $230,517,288)		235,885,397
SHORT-TERM INVESTMENTS — 1.0%
Money Market Funds — 1.0%
Fidelity Investments Money Market Government Portfolio - Class Institutional, 4.23% (f)	709,518	$709,518
Invesco Government & Agency - Class Institutional, 4.29% (f)	1,463,855	1,463,855
TOTAL SHORT-TERM INVESTMENTS (Cost $2,173,373)		2,173,373
TOTAL INVESTMENTS — 107.1% (Cost $232,690,661)		$238,058,770
Liabilities in Excess of Other Assets — (7.1)%		(15,778,199)
TOTAL NET ASSETS — 100.0%		$222,280,571

Percentages are stated as a percent of net assets.
LLC - Limited Liability Company
LP - Limited Partnership
(a)	Securities considered illiquid and restricted. As of March 31, 2025 the value of these investments was $235,885,397 or 106.1% of the Fund’s net assets.
(b)	In accordance with ASC 820-10, Private Investment Funds are valued using the practical expedient methodology
(c)	Pledged as collateral for borrowings under a line of credit.
(d)	Partnership is not designated in units. Ownership interest in each security is less than 2.5% at March 31, 2025.
(e)	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees (See Notes to Financial Statements).
(f)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2025	7

USQ Core Real Estate Fund	Statement of Assets & Liabilities
March 31, 2025

Assets
Investments, at value (Cost $232,690,661)	$238,058,770
Dividends receivable	1,157,168
Receivable for investments sold	1,293,751
Receivable for capital shares sold	14,669
Interest receivable	4,563
Prepaid assets and other assets	38,185
Total assets	240,567,106

Liabilities
Line of credit payable (Note 8)	17,991,016
Payable to Adviser, net of waiver (Note 3)	103,441
Audit fees payable	49,750
Trustees’ fees payable (Note 3)	33,064
Administration fees payable (Note 3)	27,547
Transfer agency fees payable (Note 3)	22,917
Reports to shareholders payable	14,250
Interest payable	10,540
Compliance fees payable	6,500
Legal fees payable	4,500
Accrued expenses and other liabilities	23,010
Total liabilities	18,286,535
Net assets	$222,280,571

Commitments and Contingencies (See Note 7).

Net Assets Consist of
Paid-in capital	$209,055,672
Total distributable earnings	13,224,899
Net assets	$222,280,571

Class I
Net assets applicable to outstanding shares	$222,101,963
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	10,105,978
Net asset value per share outstanding	$21.98

Class L
Net assets applicable to outstanding shares	$178,608
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	8,079
Net asset value per share outstanding	$22.11

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2025	8

USQ Core Real Estate Fund	Statement of Operations
Year Ended March 31, 2025

Investment Income
Dividends	$1,095,363
Interest	85,551
Total investment income	1,180,914

Expenses
Management fees	1,227,648
Shareholder service fees:
Class I	215,634
Class L	107
Interest Expense (Note 8)	1,352,523
Administrator fees	158,083
Transfer agent fees	120,192
Trustees’ fees	106,871
Professional fees	86,981
Compliance fees	78,000
Reports to shareholders	57,861
Custodian fees and expenses	33,861
Registration fees	31,608
Insurance expense	19,756
Other expenses	362
Total expenses	3,489,487
Less fees waived/expense reimbursement by Adviser (Note 3)	(315,837)
Net Fund Expenses	3,173,650
Net Investment Income/(Loss)	(1,992,736)

Realized and Unrealized Gain/(Loss) on Investments
Long term capital gain distributions	915,531
Net realized gain/(loss) on investments	(4,087,071)
Net realized gain/(loss)	(3,171,540)
Net change in unrealized appreciation/(depreciation) of investments	4,572,127
Net Realized and Unrealized Gain/(Loss) on Investments	1,400,587
Increase/(Decrease) in Net Assets Resulting from Operations	$(592,149)

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2025	9

USQ Core Real Estate Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2025	Year Ended March 31, 2024
Operations
Net investment income/(loss)	$(1,992,736)	$(855,570)
Net realized gain/(loss)	(3,171,540)	47,237
Net change in unrealized appreciation/(depreciation) on investments	4,572,127	(23,375,858)
Increase/(Decrease) in Net Assets Resulting from Operations	(592,149)	(24,184,191)
Distributions to Shareholders
From distributable earnings
Class I	—	(1,012,343)
Class L	—	(761)
From return of capital
Class I	(8,248,899)	(5,880,234)
Class L	(7,908)	(4,421)
Increase/(decrease) in net assets from distributions	(8,256,807)	(6,897,759)
Capital Share Transactions
Class I
Proceeds from sales of shares	15,882,099	10,609,108
Distributions reinvested	2,283,670	2,643,614
Cost of shares redeemed	(35,271,243)	(35,527,272)
Proceeds from shares issued in fund reorganization (Note 9)	100,234,375	—
Net increase/(decrease) from capital shares transactions	83,128,901	(22,274,550)
Class L
Proceeds from sales of shares	1,488	—
Distributions reinvested	4,743	5,182
Cost of shares redeemed	(88,014)	—
Proceeds from shares issued in fund reorganization (Note 9)	147,779	—
Net increase/(decrease) from capital shares transactions	65,996	5,182
Net increase/(decrease) in net assets	74,345,941	(53,351,318)
Net Assets
Beginning of year	147,934,630	201,285,948
End of year	$222,280,571	$147,934,630

Other Information
Beneficial Interest Transactions:
Class I
Beginning shares	6,407,209	7,268,362
Shares sold	710,500	409,159
Distributions reinvested	102,707	104,983
Shares redeemed	(1,569,912)	(1,375,295)
Shares issued in fund reorganization (Note 9)	4,455,474	—
Net increase/(decrease) in shares outstanding	3,698,769	(861,153)
Ending shares	10,105,978	6,407,209
Class L
Beginning shares	5,207	5,002
Shares sold	67	—
Distributions reinvested	212	205
Shares redeemed	(3,953)	—
Shares issued in fund reorganization (Note 9)	6,546	—
Net increase/(decrease) in shares outstanding	2,872	205
Ending shares	8,079	5,207

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2025	10

USQ Core Real Estate Fund	Statement of Cash Flows
As of March 31, 2025

Cash Flow from Operating Activities:
Net increase/(decrease) in net assets resulting from operations	$(592,149)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchase of investments	(51,393)
Proceeds from sales	21,903,054
Net purchases of short-term investments	(1,921,496)
Long term capital gain distributions	(915,531)
Net realized (gain)/loss on investments	4,087,071
Net change in unrealized (appreciation)/depreciation of investments	(4,572,127)
Return of capital distributions received	4,101,909
Long term capital gain distributions received	915,531
(Increase)/decrease in assets:
Receivable from Adviser	33,521
Receivable for investments sold	(1,293,751)
Receivable for capital shares sold	137,615
Dividends receivable	(459,324)
Interest receivable	(849)
Prepaid expenses and other assets	(16,912)
Increase/(decrease) in liabilities:
Payable to Adviser, net of waiver	43,050
Audit fees payable	4,000
Trustees’ fees payable	(477)
Administration fees payable	(4,423)
Legal fees payable	(6,206)
Transfer agency fees payable	4,212
Reports to shareholders payable	1,676
Interest payable	10,540
Accrued expenses and other liabilities	(22,772)
Net cash provided by/(used in) in operating activities	21,384,769

Cash Flows from Financing Activities:
Proceeds from shares sold	15,883,587
Payment on shares redeemed	(35,359,257)
Cash distributions paid	(5,968,394)
Net proceeds from line of credit borrowings/(paydowns)	3,633,960
Net cash provided by financing activities	(21,810,104)

Net increase/(decrease) in cash	(425,335)
Cash, beginning of year	425,335
Cash, end of year	$—
Supplemental Disclosure of non-cash activity:
Non-cash financing activities not included herein consist of reinvestment of distributions of $2,288,413.

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2025	11

USQ Core Real Estate Fund - Class I	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Net Asset Value, Beginning of Year(1)	$23.07	$27.67	$29.86	$24.81	$25.56

Income from Investment Operations
Net investment income/(loss)(2)	(0.24)	(0.13)	(0.02)	(0.11)	0.01
Net realized and unrealized gain/(loss) on investments	0.05	(3.45)	(0.97)	6.25	0.24
Total income/(loss) from investment operations	(0.19)	(3.58)	(0.99)	6.14	0.25

Distributions to Shareholders
From net investment income	—	(0.15)	(0.37)	(0.11)	(0.15)
From return of capital	(0.90)	(0.87)	(0.83)	(0.98)	(0.85)
Total distributions	(0.90)	(1.02)	(1.20)	(1.09)	(1.00)
Increase/(Decrease) in Net Asset Value	(1.09)	(4.60)	(2.19)	5.05	(0.75)
Net Asset Value, End of Year(1)	$21.98	$23.07	$27.67	$29.86	$24.81

Total Return(1)(3)	(0.81)%	(13.19)%	(3.53)%	25.29%	0.88%

Supplemental Data and Ratios
Net assets, end of year (000s)	$222,102	$147,814	$201,147	$189,503	$81,148

Ratio of expenses to average net assets, including interest expense(4)
before waiver(4)	1.85%	1.39%	N/A	N/A	N/A
after waiver(4)	1.68%	1.16%	N/A	N/A	N/A
Ratio of expenses to average net assets, excluding interest expense(4)
before waiver(4)	1.13%	1.16%	1.08%	1.31%	1.83%
after waiver(4)	0.96%	0.94%	0.92%	0.91%	0.89%
Ratio of net investment income to average net assets(4)
before waiver(4)	(1.22)%	(0.71)%	(0.23)%	(0.79)%	(0.93)%
after waiver(4)	(1.06)%	(0.49)%	(0.07)%	(0.39)%	0.02%

Portfolio turnover rate	0.03%	1.09%	4.12%	0.13%	5.35%

(1)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(2)	Calculated using the average shares method.
(3)

Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived/reimbursed a portion of Fund expenses, total returns would have been lower.

(4)	Ratios do not include expenses of underlying private investment funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2025	12

USQ Core Real Estate Fund - Class L	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Net Asset Value, Beginning of Year(1)	$23.14	$27.73	$29.92	$24.85	$25.55

Income from Investment Operations
Net investment income/(loss)(2)	(0.22)	(0.10)	(0.05)	(0.07)	0.02
Net realized and unrealized gain/(loss) on investments	0.06	(3.47)	(0.94)	6.23	0.28
Total income/(loss) from investment operations	(0.16)	(3.57)	(0.99)	6.16	0.30

Distributions to Shareholders
From net investment income	—	(0.15)	(0.37)	(0.11)	(0.15)
From return of capital	(0.87)	(0.87)	(0.83)	(0.98)	(0.85)
Total distributions	(0.87)	(1.02)	(1.20)	(1.09)	(1.00)
Increase/(Decrease) in Net Asset Value	(1.03)	(4.59)	(2.19)	5.07	(0.70)
Net Asset Value, End of Year(1)	$22.11	$23.14	$27.73	$29.92	$24.85

Total Return(1)(3)	(0.70)%	(13.13)%	(3.52)%	25.33%	1.04%

Supplemental Data and Ratios
Net assets, end of year (000s)	$179	$120	$139	$150	$115

Ratio of expenses to average net assets, including interest expense(4)
before waiver(4)	1.79%	1.29%	N/A	N/A	N/A
after waiver(4)	1.62%	1.07%	N/A	N/A	N/A
Ratio of expenses to average net assets, excluding interest expense(4)
before waiver(4)	1.07%	1.07%	1.01%	1.26%	1.85%
after waiver(4)	0.91%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets(4)
before waiver(4)	(1.17)%	(0.62)%	(0.33)%	(0.67)%	(0.93)%
after waiver(4)	(1.00)%	(0.39)%	(0.17)%	(0.26)%	0.08%

Portfolio turnover rate	0.03%	1.09%	4.12%	0.13%	5.35%

(1)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(2)	Calculated using the average shares method.
(3)

Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived/reimbursed a portion of Fund expenses, total returns would have been lower.

(4)	Ratios do not include expenses of underlying private investment funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Annual Report | March 31, 2025	13

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2025

1. ORGANIZATION

The USQ Core Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Union Square Capital Partners, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is organized as a statutory trust under the laws of the State of Delaware. The Fund commenced operations on September 27, 2017.

The Fund acquired all of the assets and liabilities of PREDEX in tax-free reorganization on September 9, 2024. For more information regarding the reorganization see Note 9.

The Fund currently offers Class I and Class L shares (formerly Class IS). Class I shares are offered at NAV. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees and shareholder servicing expenses), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies.

Valuation of Private Investment Funds

The private institutional real estate investment funds in which the Fund invests (“Private Investment Funds”) are not publicly traded. The Private Investment Funds measure their investment assets at fair value and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund applies the practical expedient to value its investments in Private Investment Funds at their respective NAVs at each quarter – as this method more accurately estimates the actual value of each Private Investment Fund at quarter-end. For non-calendar quarter-end days, the Adviser, as the Board of Trustees’ “valuation designee” under 1940 Act Rule 2a-5, may consider certain information provided by a Private Investment Fund’s investment manager to determine the estimated value of the Fund’s holdings in such Private Investment Funds. The valuation provided by the investment manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Investment Funds, the Adviser considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements.

Valuation of Public Investments

Readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. If no bid or ask prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the

Annual Report | March 31, 2025	14

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2025

NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on The NASDAQ Stock Market (“NASDAQ”) are valued at the NASDAQ official closing price.

Third-Party Pricing Agents

The Adviser may contract with independent, third-party pricing agents to provide primary and secondary valuation coverage. Generally, there will be only one primary pricing agent identified for each type of security within the Fund’s portfolio.

Use of Independent Brokers to Value Securities

If a security price cannot be obtained from an independent, third-party pricing agent, the Adviser shall seek to obtain a bid price from at least one independent broker. The Adviser shall report to the Board on any use of an independent broker to value securities.

Fair Value Pricing Procedures

Securities for which market prices are not “readily available,” or which cannot be valued using the methodologies described in these procedures, will be valued in accordance with the Adviser’s Valuation Policy as approved by the Board. Notwithstanding the foregoing, a security shall not be required to be fair valued in accordance with the Adviser’s Valuation Policy if the aggregate impact to the Fund’s NAV would be less than $0.01. For purposes of measuring the $0.01 threshold, it is assumed that all securities that would otherwise be required to be fair valued were worthless to provide a hypothetical worst-case scenario. In such cases, the most recent available market value for such security may be used.

Fair Value Measurements

In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include: quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Annual Report | March 31, 2025	15

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2025

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

Investments in Securities at Value	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value(a)	Total
Private Equity Real Estate Funds	$—	$—	$585,495	$235,299,902	$235,885,397
Short-Term Investments	2,173,373	—	—	—	2,173,373
Total	$2,173,373	$—	$585,495	$235,299,902	$238,058,770

(a)

In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets & Liabilities.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Securities at Value	Beginning Fair Value March 31, 2024	Change in Unrealized Appreciation (Depreciation)	Sales or Distributions	Net Realized Gain (Loss)	Net Transfers into Level 3 on March 31, 2025(b)	Ending Fair Value March 31, 2025
U.S. Real Property Income Fund, LP	$884,349	$(63,972)	$(234,882)	$—	$—	$585,495
Total	$884,349	$(63,972)	$(234,882)	$—	$—	$585,495

(b)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments. The inputs and techniques used in the determination of fair value for Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the period.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Annual Report | March 31, 2025	16

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2025

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and comply with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of September 30, 2024, the Fund’s most recent tax year end, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions

Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to Shareholders

Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. Shareholders will be informed of the tax characteristics of the distributions after the close of each fiscal year.

Investment Income

Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts, and income earned from money market funds. Dividend income is recorded on the ex-dividend date, except that certain dividends from private investment funds are recorded as soon as the information is available to the Fund. Distributions received from the Fund’s investments in private investment funds generally are comprised of investment income, capital gains, and return of capital. For financial statement purposes, the Fund uses investment income, capital gains, and return of capital estimates to allocate the distribution income received. Such estimates are based on historical information available from each private investment and other industry sources. These estimates may subsequently be revised based on information received from the private investment funds after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. The Fund estimates the allocation of investment income, capital gains, and return of capital for the distributions received from private investment funds with the Statement of Operations. For the year ended March 31, 2025, the Fund has estimated approximately 22.8%, 16.6%, and 60.6% of the distributions from private investment funds to be investment income, capital gains, and return of capital, respectively. The Fund records the character of distributions received during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the private investment funds after their tax reporting periods conclude.

Annual Report | March 31, 2025	17

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2025

3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS AND OTHER FEES

The Adviser serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees (the “Board”), provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. As compensation for its management services, the Fund agrees to pay to the Adviser a monthly fee in dollars at the annual rate of 0.65% (as a percentage of daily net assets) on assets up to $500 million, 0.50% on assets of $500 million and more but less than $1 billion, 0.40% on assets of $1 billion and more but less than $5 billion, and 0.30% on assets of $5 billion and more, payable at the end of each calendar month. During the year ended March 31, 2025, the Fund accrued $1,227,648 in management fees.

The Adviser has contractually agreed to waive its fees and/or pay Fund expenses so that the total annual operating expenses of the Fund for Class I and Class L shares (excluding taxes, interest, trading costs, acquired fund fees and expenses, distribution fees, and shareholder servicing expenses), as a percentage of average daily net assets, do not exceed 0.85%. The Expense Limitation Agreement will continue indefinitely until revised or terminated by mutual agreement by the Fund and the Adviser, with the consent of the Board. Under the Expense Limitation Agreement, the Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation.

Fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recoupment by year of expiration. The Adviser’s waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived	Amount Recouped(a)	Amount Subject to Potential Recoupment	Expiration Date
March 31, 2023	$336,001	$—	$336,001	March 31, 2026
March 31, 2024	388,718	—	388,718	March 31, 2027
March 31, 2025	315,837	—	315,837	March 31, 2028
Total	$1,040,556	$—	$1,040,556

(a)	Amounts to be recouped will be in compliance with the Expense Limitation Agreement, and will not cause the total Fund’s expense ratio to exceed 0.85%.

Certain Officers of the Fund are also Officers of the Adviser. Officers, other than the Chief Compliance Officer, affiliated with the Adviser are not compensated by the Fund for their services. The Adviser also provides a Chief Compliance Officer to the Fund. For these services, the Fund pays the Adviser a monthly fee of $6,500, which is included in Compliance fees in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly-owned broker-dealer subsidiary of Foreside Distributors, LLC and an indirect subsidiary of Foreside Financial Group, LLC (“Foreside” (d/b/a ACA Group)), serves as the Fund’s distributor. The Fund has adopted a plan of distribution consistent with Rule 12b-1 of the 1940 Act applicable to Class L shares. Under the plan, 12b-1 distribution fees at an annual rate up to 0.25% of average daily net assets of Class L shares may be paid to the distributor or others for distribution services. For the year ended March 31, 2025, the Fund had not incurred any 12b-1 fees. The Fund has also adopted a shareholder servicing plan applicable to Class I and Class L shares. Effective June 22, 2023, shareholder servicing fees at an annual rate up to a maximum of 0.25% and 0.25% of average daily net assets of Class I and Class L shares are paid for shareholder services, respectively. For the year ended March 31, 2025, the Fund incurred shareholder servicing fees of $215,634 for Class I and $107 for Class L.

Annual Report | March 31, 2025	18

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2025

The custodians to the Fund are U.S. Bank, N.A. and UMB Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”). See the effect of expenses on Statement of Operations.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2025 amounted to $51,393 and $21,903,054, respectively.

5. TAX BASIS INFORMATION

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to total distributable earnings and additional paid-in capital.

The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Total Distributable Earnings
$ (20,658,092)	$ 20,658,092

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2024, the Fund deferred, on a tax basis, late-year investment losses of $1,433,288.

As of March 31, 2025, the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Investments
Cost of investments for tax purposes	$217,819,775
Gross tax unrealized appreciation	$35,744,859
Gross tax unrealized depreciation	(15,505,864)
Net tax unrealized appreciation (depreciation)	$20,238,995

As of September 30, 2024, the Fund’s most recent tax year end, the tax basis of distributable earnings (accumulated deficit) were as follows:

Investments
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	$—
Accumulated capital and other losses	(1,472,567)
Unrealized appreciation on investments	$15,629,073
Total accumulated earnings	$14,156,506

Difference between book and tax basis net unrealized appreciation relates to outstanding partnership basis adjustments.

Annual Report | March 31, 2025	19

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2025

During the tax years ended September 30, 2024 and September 30, 2023, the tax character of distributions paid by the Fund was as follows:

	Tax Year Ended September 30, 2024	Tax Year Ended September 30, 2023
Ordinary income	$—	$—
Long-term capital gain	2,026,586	2,918,998
Return of capital	4,891,174	5,029,475
	$6,917,760	$7,948,473

6. REPURCHASE OFFERS

The Fund operates as an interval fund pursuant to Rule 23c-2 under the 1940 Act and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% and no more than 25% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the Repurchase Request Deadline.

During the year ended March 31, 2025, the Fund completed four repurchase offers. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers are as follows:

Commencement Date	April 5, 2024	July 5, 2024	October 4, 2024	January 3, 2025
Repurchase Request Deadline	April 26, 2024	July 26, 2024	October 25, 2024	January 24, 2025
Repurchase Pricing Date	April 26, 2024	July 26, 2024	October 25, 2024	January 24, 2025
Amount Repurchased	$ 7,431,140	$ 7,061,403	$ 13,527,649	$ 7,339,065
Shares Repurchased	323,234	312,867	606,893	330,872

7. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of March 31, 2025, the Fund invested in the following restricted securities:

Initial Acquisition Date	Cost	Fair Value	Private Investment Funds	Redemption Frequency(1)	Commitments as of March 31, 2025
1/2/2018	$10,257,790	$10,243,715	AEW Core Property (U.S.), LP	Quarterly	$0
10/2/2017	8,024,806	8,150,301	ARA Core Property Fund, LP	Quarterly	0
10/2/2017	6,765,445	5,280,848	ASB Allegiance Real Estate Fund, LP	Quarterly	0

Annual Report | March 31, 2025	20

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2025

Initial Acquisition Date	Cost	Fair Value	Private Investment Funds	Redemption Frequency(1)	Commitments as of March 31, 2025
4/1/2021	$6,485,567	$7,060,782	Bailard Real Estate Investment Trust, Inc.	Quarterly	$0
10/2/2017	8,013,783	7,100,700	Barings Core Property Fund LP	Quarterly	0
10/18/2019	3,095,470	3,098,544	BGO Daily Value Fund – Class F	Daily	0
10/2/2017	5,892,777	6,843,474	BGO Diversified US Property Fund LP	Quarterly	0
10/2/2017	12,462,054	10,876,226	BlackRock US Core Property Fund, LP	Quarterly	0
10/2/2017	19,192,107	20,868,116	CBRE U.S. Core Partners, LP	Quarterly	0
7/1/2021	7,961,637	7,425,676	CIM UII Onshore, LP	Quarterly	0
10/2/2017	17,279,262	17,326,796	Clarion Lion Properties Fund, LP	Quarterly	0
10/2/2017	11,466,586	11,294,054	GWL US Property Fund LP	Quarterly	0
10/1/2018	4,420,421	4,172,376	Invesco Core Real Estate – U.S.A., LP	Quarterly	0
4/1/2019	2,682,191	2,873,129	Invesco U.S. Income Fund, LP	Quarterly	0
7/1/2020	3,785,138	6,053,907	Lion Industrial Trust	Quarterly	0
7/1/2019	13,192,390	13,394,237	Madison Core Property Fund LP	Quarterly	0
10/1/2018	1,494,684	1,669,606	MetLife Core Property Fund, LP	Quarterly	0
2/28/2022	1,334,075	1,227,988	PGIM Retirement Real Estate Fund II LP	Daily	0
6/30/2022	10,280,601	9,866,450	Prime Property Fund, LLC	Quarterly	0
7/1/2019	1,421,665	1,428,387	Principal Enhanced Property Fund, LP	Quarterly	0
10/2/2017	8,516,692	10,170,294	PRISA LP	Quarterly	0
1/1/2020	3,566,240	5,306,031	Prologis Targeted U.S. Logistics Fund, LP	Quarterly	0
10/2/2017	7,177,906	7,388,218	RREEF America II LP	Quarterly	0
4/1/2019	2,984,704	4,930,321	RREEF Core Plus Industrial Fund LP	Quarterly	0
9/21/2018	4,205,806	4,669,453	Sentinel Real Estate Fund, LP	Daily	0
10/2/2017	9,354,102	10,800,245	Smart Markets Fund, LP	Quarterly	0
4/1/2022	9,762,917	8,081,516	Strategic Property Fund	Quarterly	0
1/2/2020	13,063,416	13,000,050	TA Realty Core Property Fund, LP	Quarterly	0
10/2/2017	6,820,710	5,463,614	Trumbull Property Fund LP	Quarterly	0
10/1/2019	3,989,019	3,903,793	U.S. Real Estate Investment Fund, LLC	Quarterly	0
7/2/2018	531,586	585,495	U.S. Real Property Income Fund, LP	Quarterly	0
11/1/2018	5,035,741	5,331,055	US Government Building Fund	Quarterly	0

(1)

Redemption notices for the Private Investment Funds is 90 days or less. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested. Each of the following Private Investment Funds can temporarily suspend redemptions or pay out a pro-rata portion of redemption requests if the general partner or its respective Board deems it in the best interest of its shareholders.

8. LINE OF CREDIT

On September 9, 2024, as a result of the Fund’s reorganization (See Note 9), the USQ Core Real Estate Fund assumed the liabilities under PREDEX’s secured line of credit with Royal Bank of Canada (“RBC”) and consolidated the outstanding balances into a single $50 million secured line of credit with RBC (compared to $30 million under the Fund’s previous line of credit with RBC).

As of March 31, 2025, the Fund has a secured line of credit of up to $50 million with RBC for the purpose of liquidity subject to the limitations of the 1940 Act for borrowings. Borrowings under the arrangement bear interest at the 3-month SOFR plus 1.75% at the time of borrowing. As collateral for borrowings under the line of credit, the Fund grants RBC a first position security interest in and lien on the securities held by the Fund in a collateral account. During the year ended March 31, 2025, the Fund incurred $908,960

Annual Report | March 31, 2025	21

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2025

of interest and $443,563 of commitment fees, which is included in interest expense in the financial statements. Average borrowings and the average interest rate for the days the line of credit was outstanding during the year ended March 31, 2025 were $14,061,311 and 6.38%, respectively. As of March 31, 2025, the Fund had $17,991,016 in outstanding borrowings with an effective interest rate of 6.05%. The largest amount outstanding during the year ended March 31, 2025 was $27,072,378. The line of credit with RBC has a maturity of May 2, 2025.

9. FUND REORGANIZATION

After the close of business on September 6, 2024, the USQ Core Real Estate Fund (“USQ”) acquired the net assets of PREDEX pursuant to an Agreement and Plan of Reorganization as approved by the Board of Trustees on June 13, 2024. The purpose of the transaction was to combine two funds with similar investment strategies and investments into a single fund having a larger asset base that may allow the combined fund to participate in broader distribution arrangements which may grow the size of the combined fund and reduce the overall expenses of the combined fund and benefit shareholders. The reorganization was accomplished with tax-free exchanges resulting in the issuance of 4,455,474 Class I shares and 6,546 Class L shares by USQ in exchange for the outstanding shares of PREDEX. The exchange ratio was 1.03999 for Class I shares and 1.03962 for Class L shares. The net asset values of USQ’s Class I and Class L shares on the close of business September 6, 2024, both before and after the reorganization, were $22.50 and $22.57, respectively. PREDEX’s net assets at the reorganization date of $100,382,154, including $4,657,862 of unrealized appreciation, were combined with those of USQ. Assuming the acquisition had been completed on April 1, 2024, the beginning of the annual reporting period of USQ, proforma results of operations for the fiscal period ended March 31, 2025, would include net investment loss of $2,009,799, and net realized and change in unrealized gain/(loss) of $(1,468,325) resulting in a decrease of net assets from operations of $3,478,124. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization date, it is not practicable to separate amounts of revenue and earnings of PREDEX that have been included in USQ’s statement of operations since the reorganization date. Prior to the reorganization date, the net assets of USQ totaled $135,268,582. Immediately after the reorganization, the net assets of USQ totaled $235,650,736.

10. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Valuation of Private Investment Funds. Private Investment Funds are not publicly traded. Accordingly, the Adviser may consider information provided by the institutional asset manager to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party, if a secondary market for such investment existed. For information about the value of the Fund’s investment in Private Investment Funds, the Adviser will be dependent on information provided by the Private Investment Funds, including quarterly unaudited financial statements which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Accordingly, there can be no assurance that the stated NAV of the Fund, as calculated based on such information, will be accurate on any given date, nor can there be any assurance that the sale of any property would be at a price equivalent to the last estimated value of such property. Further, the NAV of the Fund, as determined based on the fair value of its investments in Private Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Private Investment Funds. Such discrepancies can result in shareholders experiencing a windfall or shortfall, or dilution of their interest in the Fund.

Annual Report | March 31, 2025	22

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2025

Real Estate Industry Concentration Risk. The Fund does not invest in real estate directly, but, because the Fund concentrates its investments in securities of real estate investment trusts (“REITs”) and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding, and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values, or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally. To the extent that a significant portion of the Fund is invested directly or indirectly in real estate located in a particular geographic region or in a particular property type, the Fund is subject to greater risks of adverse developments specific to that geographic region or property type.

Interest Rate Risk. Rising interest rates may cause the value of the Fund’s portfolio to decline, due to higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. Additionally, real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Increases in interest rates also typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. The risks associated with rising interest rates are heightened in view of the US Federal Reserve Bank’s decision to raise the federal funds rates, and may continue to raise interest rates if considered necessary to reduce inflation to acceptable levels.

Use of Leverage by Underlying Funds. The Underlying Funds in which the Fund invests may utilize financial leverage, subject to the limitations of their charters and operative documents. In the case of Private Investment Funds, such funds are not subject to the limitations imposed by the Investment Company Act of 1940 regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject. Leverage by Underlying Funds has the effect of potentially increasing losses.

Private Investment Fund Risk. The Fund’s investments in Private Investment Funds require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees paid by certain Private Investment Funds potentially create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, including the frequency and amount of redemptions paid to the Fund, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. With respect to the frequency and amounts of redemptions paid to the Fund, there is no guarantee that the Fund will be paid all or any of the redemption amount at the time requested. Further, each of the Private Investment Funds can suspend redemptions or pay a pro-rata portion of redemption requests if the general partner or its respective board deems it in the best interest of its shareholders. Shareholders of Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the funds may leverage to an unlimited extent, and the funds may engage in joint transactions with affiliates. The majority of Private Investment Funds permit redemptions only quarterly (the others are more frequent) and these withdrawal limitations restrict the Adviser’s ability to terminate investments in Private Investment Funds. If values are falling, the Fund may not be able to sell its Private Investment Funds and the value of Fund shares will decline. These characteristics present additional risks for shareholders.

Annual Report | March 31, 2025	23

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2025

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities may move up or down, sometimes rapidly and unpredictably. The market value of the Fund’s investments may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause an investment to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Fund. Certain social, political, economic, environmental, and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics such as COVID-19 and its lingering effects, war, terrorism, conflicts, and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased. Continuing market volatility may have adverse effects on the Fund.

11. NEW ACCOUNTING PRONOUNCEMENT

In this reporting period, the fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements. Management has evaluated the impact of adopting ASU 2023-07 with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

12. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on April 25, 2025, which resulted in 571,784 of Fund shares being repurchased for $12,579,250.

Effective April 23, 2025, the Fund extended its $50 million secured line of credit with Royal Bank of Canada (“RBC”) through May 1, 2026. The terms of the Credit Agreement remain unchanged.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the above.

Annual Report | March 31, 2025	24

USQ Core Real Estate Fund	Report of Independent Registered Public Accounting Firm
March 31, 2025

To the Shareholders and Board of Trustees of
USQ Core Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of USQ Core Real Estate Fund (the “Fund”) as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodians and underlying fund administrators. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2025

Annual Report | March 31, 2025	25

USQ Core Real Estate Fund	Additional Information
March 31, 2025 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available to shareholders without charge by visiting the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of first and third quarters of each fiscal year on Form N-PORT, within 60 days after the end of the period. The filings are available on the SEC’s website at http://www.sec.gov.

Annual Report | March 31, 2025	26

USQ Core Real Estate Fund	Trustees & Officers
March 31, 2025 (Unaudited)

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board. The Board currently consists of three individuals, all of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The current Trustees and officers of the Fund and their years of birth are listed below with their addresses, present positions with the Fund, term of office with the Fund and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Year of Birth and Address	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
Gregory Fairchild (1963) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Indefinite; Since 2017	Dr. Fairchild is Professor at the University of Virginia, Darden GSBA. Dean and CEO, UVA | Northern Virginia (2021 to present).	1	None
Havilah Mann, CPA (1975) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Indefinite; Since 2017	Ms. Mann is a Certified Public Accountant, Fractional Chief Financial Officer and Business Development Advisor of HSM Resources (accounting infrastructure and internal control consulting services).	1	None
Edward P. Mooney Jr. (1970) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Indefinite; Since 2020	Mr. Mooney is a private investor and a Limited Partner of Golden Angels Investors LLC (since 2018). Previously, Mr. Mooney was a Managing Director with Artisan Partners Limited Partnership (investment management) until his retirement in 2014.	1	Board of Directors, Christian Brothers Investment Services (2016 to present) and Board of Managers, Ocean Square Asset Management (2017 to 2018).

Annual Report | March 31, 2025	27

USQ Core Real Estate Fund	Trustees & Officers
March 31, 2025 (Unaudited)

Name, Year of Birth and Address	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers Who Are Not Trustees
G. Keith Downing* (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Treasurer and Principal Financial Officer	Indefinite; Since 2017	Mr. Downing is Chief Operating Officer of the Adviser since its inception.
Thomas E. Miller, CFA* (1983) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	President and Principal Executive Officer	Indefinite; President and Chief Executive Officer since 2021; Chief Investment Officer since 2017

Dr. Miller is Chief Executive Officer of the Adviser since 2021. Dr. Miller is Chief Investment Officer of the Adviser since inception. From 2017 to 2021, Dr. Miller served as Vice President of the Fund.

Mary K. Ziegler* (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Chief Compliance Officer and AML Compliance Officer	Indefinite; Since 2018

Ms. Ziegler is Chief Legal and Compliance Officer of the Adviser since February 2018. She also serves as General Counsel of Chatham Financial Corp., an affiliate of the Adviser, since May 2020. From November to May 2020, Ms. Ziegler served as the Global Head of Compliance for Chatham Financial Corp., and from July 2019 to November she also served as Interim Chief Compliance Officer. From June 2012 to February 2018, Ms. Ziegler was Chief Compliance Officer of TFS Capital LLC (investment adviser).

Michael Achterberg* (1963) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Secretary	Indefinite; Since Dec. 2022

Senior Portfolio Manager, Union Square Capital Partners, LLC, Aug. 2022 to present. President, PREDEX Capital Management, LLC, June 2018 to July 2022; Chief Operating Officer, PREDEX Capital Management, LLC, Mar. 2013 to May 2018.

*	Each Officer of the Fund serves at the pleasure of the Board.

Annual Report | March 31, 2025	28

USQ Core Real Estate Fund	Privacy Policy
March 31, 2025 (Unaudited)

As the investment adviser for USQ Core Real Estate Fund (the “Fund”), Union Square Capital Partners, LLC (the “Adviser”) invests the assets of the Fund and manages their day-to-day business. We appreciate your business and the trust you have placed in us. Our privacy philosophy reflects the value of your trust. We are committed to protecting the personal data we obtain about you. On behalf of the Fund and the Adviser (collectively, “USQ”), we make the following assurance of your privacy.

Not Using Your Personal Data for our Financial Gain

USQ has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law. We have no plans to do so in the future. We will notify you prior to making any change in this policy.

How We Do Use Your Personal and Financial Data

We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You

You typically provide personal information when you complete a USQ account application or when you request a transaction that involves USQ, either directly or through a brokerage firm. This information may include your:

●	Name, address, and phone numbers
●	Social security or taxpayer identification number
●	Birth date and beneficiary information (for IRA applications)
●	Basic trust document information (for trusts only)
●	Account balance
●	Investment activity

How We Protect Your Personal Information

As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer. Here are the details:

●

To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with USQ. For example, if you ask to transfer assets from another financial institution to USQ, we will need to provide certain information about you to that company to complete the transaction.

●

In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and repurchases and distribution of shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

●

Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information

We restrict access to your information to those USQ representatives who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your personal information.

Purchasing Shares of the Fund through Brokerage Firms

USQ shareholders may purchase their shares through brokerage firms. Please contact those firms for their own policies with respect to privacy issues.

What You Can Do

For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a USQ representative as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

We’ll Keep You Informed

If we change our privacy policy with regard to disclosing your confidential information, we are required by law to notify you and provide you with a revised notice. You can access our privacy policy from our website.

Annual Report | March 31, 2025	29

Investment Adviser

Union Square Capital Partners, LLC

235 Whitehorse Lane, Suite 200

Kennett Square, PA 19348

Distributor

Quasar Distributors, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

USQ Core Real Estate Fund 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348 www.usq.com 1-833-877-3863

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Havilah Mann is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2025	FYE 3/31/2024
(a) Audit Fees	$34,000	$30,000
(b) Audit-Related Fees	None	None
(c) Tax Fees	$5,250	$5,250
(d) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, LTD. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2025	FYE 3/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2025	FYE 3/31/2024
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Gregory Fairchild, Havilah Mann, and Edward Mooney Jr.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING

Policy

Adviser accepts responsibility for voting proxies for portfolio securities held within Client accounts, unless otherwise required by law, regulation or contract. If the Adviser decides to accept proxy voting responsibility, it will establish written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Adviser’s proxy policies and practices. The Adviser may utilize the services of a third-party voting agent.

Background & Description

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which an adviser may vote the securities owned by its clients for which Adviser exercises voting authority and discretion (the “Proxies”). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of clients in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act. Investment Advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an Adviser addresses material conflicts that may arise between an Adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the Adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the Adviser's proxy voting activities when the Adviser does have proxy voting authority. Responsibility for voting the Proxies is generally established by advisory agreements or comparable documents with clients, and proxy voting guidelines are tailored to reflect these specific contractual obligations. In addition, proxy guidelines reflect the fiduciary standards and responsibilities for accounts subject to the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) set out idol Bulletin 94-2. These policies and procedures apply to any Client that has contractually delegated authority and discretion for proxy voting to the Adviser. These proxy voting policies and procedures are available to all Clients upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Responsibility

The Investment Committee is responsible for ensuring that the appropriate written documentation and disclosures are in place representing that the Adviser votes proxies. The Investment Committee will be responsible for the implementation and monitoring of Adviser’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping, as well as oversight of a third-party voting agent, if applicable. The Investment Committee may delegate responsibility for the performance of these activities but oversight and ultimate responsibility remain with the Investment Committee.

Procedures

Adviser has adopted various procedures to implement the firm’s Proxy Voting policy and reviews to monitor and ensure that the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

PROXY VOTING GUIDELINES

The guiding principle by which Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of our Clients’ holdings. Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

It is the general policy of Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Adviser, the costs associated with voting such Proxy outweigh the benefits to Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our Clients, in the judgment of Adviser. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Adviser’s contractual obligations to our Clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Adviser believes appropriate). Adviser may vote proxies related to the same security differently for each Client.

In the event that Adviser acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any proxy voting procedures or resolutions or other instructions approved by an authorized person of the Fund Client.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of Adviser to maintain the confidentiality of the particular votes that it casts on behalf of its Clients. Any registered investment companies managed by Adviser disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any Client of Adviser can obtain details of how Adviser has voted the securities in its account by contacting a service representative at Adviser. Adviser does not, however, generally disclose the results of voting decisions to third parties.

CONFLICTS OF INTEREST IN CONNECTION WITH PROXY VOTING

The Investment Committee has responsibility to monitor proxy voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. In addition, all Supervised Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of Adviser’s Clients. If at any time any Supervised Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any Client, he or she should contact any member of the Investment Committee or the CCO. If any Supervised Person is pressured or lobbied either from within or outside of Adviser with respect to any particular voting decision, he or she should contact any member of the Investment Committee or the CCO. The full Investment Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients. The Investment Committee may cause any of the following actions to be taken in that regard:

● vote the relevant Proxy in accordance with the vote indicated by these guidelines;

● vote the relevant Proxy as an exception to these guidelines, provided that the reasons behind the voting decision are in the best interest of the Client, are reasonably documented and are approved by the CCO; or

● direct a third-party Proxy Voter to vote in accordance with its independent assessment of the matter.

COMMITTEE RESPONSIBILITIES

The administration of these Proxy Voting policies and procedures is governed by the Investment Committee.

The Investment Committee has regular meetings, and may meet other times as deemed necessary by the Chair or any member of the Investment Committee. At each regular meeting, minutes will be taken and on an annual basis the Investment Committee will review the existing proxy voting guidelines and recommend any changes to those guidelines. In addition, the Investment Committee will review any exceptions that have occurred since the previous meeting of the Investment Committee. On all matters, the Investment Committee will make its decisions by a vote of a majority of its members. Any matter for which there is no majority agreement among members of the Investment Committee shall be referred to Operating Committee or its designee.

PROXY VOTING PROCEDURES

The Adviser is not required to vote every Fund security, and refraining from voting should not necessarily be construed as a violation of the Adviser’s fiduciary obligations. The Adviser will not ignore or neglect its security voting responsibilities, but there may be times when refraining from voting is in a Fund’s best interest.

Upon receipt of a proxy solicitation by the Adviser, either directly or as provided by the Administrator, will present to the Investment Committee members the terms of the solicitation. The Investment Committee will determine whether or how the proxy should be voted, in accordance with the Adviser’s Proxy Voting Policies and Procedures. The Investment Committee will document the result of the discussion in its meeting minutes and the Adviser will coordinate the voting of the proxy with the Administrator.

The above Proxy Voting Policies and Procedures are designed to ensure that Client Account proxies are properly voted, material conflicts are avoided and fiduciary obligations are fulfilled. Because Supervised Persons are discouraged from engaging in any material business other than providing investment management services to Client Accounts, it is highly unlikely that any specific Client Account proxy will result in a material conflict of interest between Adviser and any Supervised Person.

In the unlikely event that (i) a specific proxy is not addressed by any of the guidelines above, and (ii) Adviser or any of its Supervised Persons has a material conflict with Client Accounts in connection with the voting of proxies, as determined by Adviser, in its sole discretion, Adviser shall (A) prohibit any conflicted Supervised Person from participating in and/or having any influence on Adviser’s evaluation of the proxy vote; (B) vote in accordance with the proxy voting recommendations of a majority of Client Accounts; or (C) follow the proxy voting recommendation of an independent third-proxy voting specialist.

Procedure for Documentation

Adviser shall maintain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records how and when votes were submitted; (iv) records of its Client’s requests for voting information; and (v) any documents prepared by Adviser that were material to making a decision on how to vote. All votes will be documented and maintained by the Adviser.

Rule 30b1-4 under the Investment Company Act requires registered investment companies to file their complete proxy voting records on “Form N-PX” for the 12-month period ended June 30 by August 31 of each year. The Fund CCO will review all reports on Form N-PX and oversee the timely filings of all such reports on Form N-PX.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Thomas E. Miller, CFA

Dr. Thomas E. Miller, CFA has served as the Chief Executive Officer of the Adviser since 2021 and Chief Investment Officer since inception of the Adviser. Previously, Dr. Miller was Head of Manager Research at Nationwide Investment Management Group where he was responsible for the oversight and implementation of the Quantitative Research, Qualitative Review, Risk Analysis, and Monitoring process for the Nationwide Funds, a $60 billion mutual fund family. Dr. Miller’s responsibilities included the selection, monitoring, and de-selection of the investment managers utilized across multiple platforms. Prior to leading the Manager Strategies team, Dr. Miller was an Associate Vice President, Product Management and Research at Nationwide Investment Management Group. In that role, he was responsible for the day to day management of the Product Management team, which oversaw over 100 investment products that support Nationwide Financial’s retirement, annuity, life insurance and retail mutual fund businesses. Prior to joining Nationwide, Dr. Miller held positions at The Vanguard Group Inc. and Delaware Investments. Dr. Miller holds a Bachelor’s degree in Business from the Pennsylvania State University, an MBA from West Chester University, and earned his Doctorate from Drexel University’s LeBow School of Business. He also holds the Chartered Financial Analyst Designation (CFA).

Michael D. Achterberg

Michael D. Achterberg, CAIA serves as Senior Portfolio Manager of the Adviser, a position held since August 2022. Previously, Mr. Achterberg served as President of PREDEX Capital Management, LLC from May 2018 through July 2022 and Chief Operating Officer of PREDEX Capital Management, LLC from March 2013 through May 2018. Mr. Achterberg has 30 years of experience in the fund management industry. He has extensive experience in fund management including due diligence, allocation of capital and general supervision for multi-manager funds. Previously, Mr. Achterberg served as Chief Financial Officer for more than two years at CITIC Securities International Partners ("CSIP") where Michael managed the valuations and investor reporting for the Hong Kong private equity advisor. He also was the FINOP for the U.S. broker-dealer which provided comprehensive advisory services relating to M&A and corporate finance for inbound and outbound transactions involving China. Prior to that Mr. Achterberg was a partner for fifteen years at Strome Investment Management. Until 1994 he was a CPA and Audit Manager for Coopers & Lybrand working exclusively in the investment industry with advisers and funds. While there he served on the national quality review program for the Investment Company practice. Mr. Achterberg holds a Bachelor’s degree in Business from California State University, Long Beach. He also holds the Chartered Alternative Investment Analyst Association designation (CAIA).

Portfolio Manager Compensation

The portfolio managers receive their compensation from the Adviser in the form of salary, bonus, retirement plan benefits, and restricted stock. Each portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s ability to remain compliant with investment management guidelines and regulatory requirements, and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the performance of mutual funds and other accounts managed by the portfolio manager, if any, relative to the benchmarks and peer groups.

The size of the overall bonus pool each year is determined by the Adviser and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management. Part of the bonus is based on a qualitative assessment of an individual’s contribution to the management of the fund in addition to compliance with investment guidelines and regulatory mandates.

As of March 31, 2025, the Portfolio Managers’ ownership of the Fund was as follows:

Name of Portfolio Manager	Dollar Range of Shares Owned
Thomas E. Miller	$100,001 to $500,000
Michael D. Achterberg	$100,001 to $500,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USQ Core Real Estate Fund

By (Signature and Title)*
Thomas E. Miller, Principal Executive Officer

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
Thomas E. Miller, Principal Executive Officer

Date

By (Signature and Title)*
G. Keith Downing, Principal Financial Officer

Date

*	Print the name and title of each signing officer under his or her signature.